UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 4, 2005

Bowne & Co., Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-05842	13-2618477

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Hudson Street, New York, New York		10014

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		212-924-5500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

This Form 8-K has been furnished by Bowne & Co., Inc. (the “Company”) solely for the purpose of participation in the SEC’s voluntary XBRL Pilot Project, and incorporates by reference our Form 8-K filed February 17, 2005, which presented the Company’s financial results for the year ended December 31, 2004. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial information contained in the XBRL-Related Document is unaudited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bowne & Co., Inc.
April 4, 2005	By: Scott L. Spitzer Name: Scott L. Spitzer Title: Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

This Form 8-K has been furnished by Bowne & Co., Inc. (the “Company”) solely for the purpose of participation in the SEC’s voluntary XBRL Pilot Project, and incorporates by reference our Form 8-K filed February 17, 2005, which presented the Company’s financial results for the year ended December 31, 2004. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial information contained in the XBRL-Related Document is unaudited.

Exhibit No.	Description
EX-100.INS	XBRL Instance Document
EX-100.SCH	XBRL Taxonomy Extension Schema Document
EX-100.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
EX-100.LAB	XBRL Taxonomy Extension Label Linkbase Document
EX-100.CAL	XBRL Taxonomy Extension Calculation Linkbase Document